UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 20, 2006
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA (Address of Principal Executive Offices)	95014 (Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(b) On January 23, 2006, Symantec Corporation (the “Company”) issued a press release announcing the resignation of Gary Bloom from his position as vice chairman of the Company’s board of directors and as a director, and from his position as president of the Company. Mr. Bloom provided notice of his resignation to the Company on January 20, 2006. A copy of the press release, entitled “Gary Bloom to Leave Symantec,” is attached as Exhibit 99.01 hereto and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press Release, entitled “Gary Bloom to Leave Symantec,” dated January 23, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
	By:	/s/ Arthur F. Courville
Date: January 24, 2006		Arthur F. Courville
Senior Vice President, Corporate Legal Affairs, and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press Release, entitled “Gary Bloom to Leave Symantec,” dated January 23, 2006